Heinsberg
Aachen
NE-Holzheim

CooperStandard

PASSION FOR PERFORMANCE

Cooper Standard First Quarter Earnings Call May 10, 2013 May 8, 2013 2:40 pm Exhibit 99.1

May 8, 2013 2:40 pm
2 Passion for Performance
Safe Harbor
This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. We make forward-looking statements in this presentation and may make such statements in future filings with the SEC.
We may also make forward-looking statements in our press releases or other public or stockholder communications. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used in this presentation, the words “estimates,”
“expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.
There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation.  Important factors that could cause our actual results to differ materially from the forward-looking statements we make herein include, but are not limited to: cyclicality of the automotive industry with the possibility of further material contractions in automotive sales and production effecting the viability of our customers and financial condition of our customers; global economic uncertainty, particularly in Europe; loss of large customers or significant platforms; supply shortages; escalating pricing pressures and decline of volume requirements from our customers; our ability to meet significant increases in demand; availability and increasing volatility in cost of raw materials or manufactured components; our ability to continue to compete successfully in the highly competitive automotive parts industry; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; our ability to control the operations of joint ventures for our benefit; the effectiveness of our lean manufacturing and other cost savings plans; product liability and warranty and recall claims that may be brought against us; work stoppages or other labor conditions; natural disasters; our ability attract and retain key personnel; our ability to meet our customers’ needs for new and improved products in a timely manner or cost-effective basis; the possibility that our acquisition strategy may not be successful; our legal rights to our intellectual property portfolio; environmental and other regulations; legal proceedings or commercial and contractual disputes that we may be involved in; the possible volatility of our annual effective tax rate; our ability to generate sufficient cash to service our indebtedness, obtain future financing, and meet dividend obligations on our 7%
preferred stock; our underfunded pension plans; significant changes in discount rates and the actual return on pension assets; the possibility of future impairment charges to our goodwill and long-lived assets; the ability of certain stockholders to nominate certain members of the board of directors; and operating and financial restrictions imposed on us by our bond indenture and credit agreement.
There may be other factors that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included herein. We undertake no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Jeff Edwards Chairman and Chief Executive Officer Executive Overview First Quarter 2013 May 8, 2013 2:40 pm

May 8, 2013 2:40 pm
4 Passion for Performance
Executive Overview
• Q1 Highlights
– Completed 120 day plan
– Launched profitable growth strategy
– Formed Global Leadership Team
– Strengthening centers of excellences
– Stabilize European performance
– Confirm European restructuring / timing

Execute/Measure!
Define plans for accelerating
functional agenda.
Company Orientation
Day
0-45
Listen & Learn
Define the Vision
/ Path Forward
Unwavering
Execution
• Global tour to listen and learn
• Celebrate success and discover
opportunities
• Get to know the team
• Learn technologies,
manufacturing processes and
what customers value
• Understand pipeline of
innovation
Where are we today?
Where do we want to be?
Day
45-120
Day
120+
• Undertake more
comprehensive industry
structure assessment
• Define where we will compete
• Define how we will compete
• Define capabilities needed to
support direction
• Detail specific initiatives to
support desired growth
• Create management
dashboard
• Make decisions on running the
business vs. changing the
business
• Empower, measure, and hold
people accountable
• Explore inorganic opportunities
Here
Today
Passion for Performance 5
May 8, 2013 2:40 pm

VISION
Drive for Profitable Growth
Relentless Focus on the Customer
Superior Products and Innovation
TOP 30* TOP 5
Safety
Employees
Environment
Continuous Improvement
Quality
Integrity
Customers
Shareholder Value
Community Involvement
Diversity
High Performing Engaged Workforce
Advantaged Global Footprint & World-Class Operations
* Top 30 automotive suppliers for sales, Top 5% ROIC
CooperStandard
PASSION FOR PERFORMANCE

May 8, 2013 2:40 pm
7
Platforms for Growth
Fluid Transfer
Systems
Sealing and Trim
Systems
Fuel and Brake
Systems
Overall Market: $8B/$12B
Overall Market: $7 B
Overall Market: $18B
North America
Leader
#2 Supplier
Globally
#1 Supplier
Globally
Passion for Performance
May 8, 2013 2:40 pm

Organizing for Success
President
North America
President
Europe
President
Asia Pacific
Regional
Presidents
Focused on
Execution
Chief Executive Officer
Chief Financial
Officer
VP Human
Resources
VP General
Counsel
Chief Operations
Officer
• Global Continuous
Improvement, Op
Excellence, Best
Business Practices
• Global Purchasing
• Global Advanced
Innovation, New
Product Development
Process
• Global Product Group
Strategies
• Strategic Planning,
Mergers and
Acquisitions, Joint
Ventures
• Talent
Management
• Global
Compensation
and Benefits
• Secession
Planning
• HRIS
Implementation
• Global Legal
Affairs
• Health,
Safety and
Environment
• Finance, Audit,
Treasury, Tax
• Global IT
• Investor
Relations,
Communications
Corporate Staff Dedicated to Global Support of Presidents and Business Strategies
May 8, 2013 2:40 pm
8 Passion for Performance

Financial Overview First Quarter 2013 Allen Campbell Chief Financial Officer May 8, 2013 2:40 pm

May 8, 2013 2:40 pm
10 Passion for Performance
Q1 2013 Performance
$ USD Millions
Q1 2012 Revenue: $765.3
Q1 2013 Revenue: $747.6
Note: Numbers subject to rounding
Q1 2012 Q1 2013
Sales 765.3 747.6
Gross Profit 121.7 120.3
SGA 72.0 75.1
Operating Profit 39.7 36.6
Net Income 23.8 20.7
Fully Diluted EPS $0.90 $0.86
Adjusted EBITDA 83.2 76.7
% Margin 10.9% 10.3%
$0
$100
$200
$300
$400
North
America
Europe Asia Pacific South
America
$388.1
$289.0
$54.2
$33.9
$382.8
$264.5
$54.9
$45.4
$0
$100
$200
Q1 2012 Q1 2013
$99.6
$112.9
Non consolidated JV
Performance Revenue by region

EBITDA and Adjusted EBITDA Reconciliation
$ USD Millions
2012 2013
Net income
Provision for income tax expense
EBITDA
Restructuring
Adjusted EBITDA
Three Months Ended March 31,
Net interest expense
Depreciation and amortization
EBITDA and Adjusted EBITDA are Non-GAAP measures. Reference comments on slide 20.
$ 23.8
8.1 7.9
11.2 11.2
31.6 29.8
$ 74.7 $ 69.6
5.8 4.1
$ 83.2 $ 76.7
$ 20.7
Note: Numbers subject to rounding
Other 0.3
Stock based compensation 2.7 2.7
-
May 8, 2013 2:40 pm
11 Passion for Performance

May 8, 2013 2:40 pm
12 Passion for Performance
$ USD Millions
Q1 2012        Q1 2013
Cash from business $        61.2 $       53.9
Pension funding - US (20.1) -
Changes in operating assets & liabilities (75.6) (67.2)
Cash used in operations (34.6) (13.3)
Capital expenditures (29.2) (34.3)
Cash used in operations and CAPEX (63.8) (47.6)
Excess dividend over earnings on joint venture - 2.1
Acquisition of business, plus cash acquired (1.7) -
Purchase of noncontrolling interest in joint venture - (1.9)
Proceeds from sale of assets 4.2 0.2
Financing activities 0.6 3.1
Preferred stock dividends (1.7) (1.7)
Purchase of common and preferred securities (4.9) (11.1)
Foreign exchange/other 1.3 3.1
Net cash used $       (65.8) $      (53.8)
Q1 2013 Cash Flow and Key Financial Ratios
Note: Numbers subject to rounding
• Net leverage: $269.0 M
• Net leverage ratio: 0.9
• Interest coverage ratio: 6.5 x
• No major debt maturity until 2018
Key Financial Ratios
Cash Balance as of December 31, 2012      $ 270.6
Cash used (53.8)
Cash Balance as of March 31, 2013 $ 216.7
ABL Revolver 125.0
Letters of Credit (27.0)
Total Liquidity $ 314.7

May 8, 2013 2:40 pm
13 Passion for Performance
2013 Guidance
• Sales growth: 4% over 2012
• Capital expenditures: $160 million - $170 million
• Cash restructuring: $30 million - $40 million
• Cash taxes: $25 million - $35 million
Guidance assumptions:
• North American production : 15.9 million
• Europe (including Russia) production : 18.7 million
• Average full year exchange rate : $1.30/Euro

May 8, 2013 2:40 pm
14 Passion for Performance
Self-Tender Offer
• Accept for Tender/Payment
- 4,651,162 shares at the purchase price of $43.00
- Cash payment of $200 million
- Proration factor of 77.0%
• Common Shares outstanding
April 30, 2013 17,801,844
Tendered (4,651,162)
April 30, 2013 - adjusted 13,150,682
• The Company utilized approximately $20 million of cash, plus net bond proceeds and warrants exercised

Questions & Answers May 8, 2013 2:40 pm

May 8, 2013 2:40 pm
16 Passion for Performance
Summary
• Ensure all 22,000 employees are aligned with strategy
• Strengthening our teams, capabilities and engagement
• Strong community partner
– Launched Cooper Standard Foundation
• Continue to adjust footprint and expand globally while exceeding customer expectations every day

Appendix May 8, 2013 2:40 pm

May 8, 2013 2:40 pm
18 Passion for Performance
Net Leverage Ratio and Adj. EBITDA as a % of Sales
as of March 31, 2013
(1) Includes noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(4) Impairment charges related to goodwill ($2.8 million) and fixed assets ($7.3 million)
(5) Executive compensation for retired CEO and costs related to search for new CEO
(6) Noncontrolling interest deferred tax valuation reversal
Note: Numbers subject to rounding
($ USD Millions)
Three Months Ended
Twelve Months
Ended
Jun 30,
2012
Sep 30,
2012
Dec 31,
2012
Mar 31,
2013
Mar 31,
2013
Net income (loss) $    77.3 $    11.6 $     (9.9) $      20.7 $      99.7
Provision (benefit) for income tax expense (46.2) 5.4 1.2 7.9 (31.7)
Interest expense, net of interest income 10.8 11.3 11.5 11.2 44.8
Depreciation and amortization 30.5 29.1 31.5 29.8 120.9
EBITDA $    72.4 $    57.4 $    34.3 $      69.6 $    233.7
Restructuring (1) (0.5) 10.2 13.0 4.8 27.5
Noncontrolling interest restructuring (2) - (0.2) (2.5) (0.7) (3.4)
Stock-based compensation (3) 2.2 2.4 2.5 2.7 9.8
Impairment charges (4) - - 10.1 - 10.1
Retirement obligation (5) - - 11.5 - 11.5
Noncontrolling interest deferred tax valuation reversal (6) - - 2.0 - 2.0
Other - - - 0.3 0.3
Adjusted EBITDA $    74.1 $    69.8 $    70.9 $      76.7 $    291.5
Interest Coverage Ratio (Adj.EBITDA / Net Interest Exp) 6.5
Net Leverage
Debt payable within one year 34.9
Long-term debt 450.8
Less: cash and cash equivalents (216.7)
Net Leverage 269.0
Net Leverage Ratio 0.9
Sales 734.5 684.0 697.1 747.6 2,863.2
Adjusted EBITDA as a percent of Sales 10.1% 10.2% 10.2% 10.3% 10.2%

May 8, 2013 2:40 pm
19 Passion for Performance
Non-GAAP Financial Measures
EBITDA and adjusted EBITDA are measures not recognized under Generally
Accepted Accounting Principles (GAAP) which exclude certain non-cash and non-
recurring items.
When analyzing the company’s operating performance, investors should use
EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income
(loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted EBITDA differently and therefore
Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.